united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22624

Arrow ETF Trust

(Exact name of registrant as specified in charter)

6100 Chevy Chase Drive Suite 100 Laurel, MD 20707

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, Delaware 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 1/31

Date of reporting period: 1/31/17

Item 1. Reports to Stockholders.

Arrow Dow Jones Global Yield ETF

GYLD

Annual Report

January 31, 2017

1-877-277-6933

1-877-ARROW-FD

www.ArrowShares.com

Dear Shareholder:

We are pleased to present this annual report for the Arrow Dow Jones Global Yield ETF (“GYLD” or “the Fund”) for the one-year period ended January 31, 2017.

GYLD seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones Global Composite Yield Index.

The Fund’s portfolio is managed to closely replicate the holdings of the Dow Jones Global Composite Yield Index (“DJGYLD”, the “Index” or the “benchmark”) which sources its return and yield from equally weighted exposure to five sub-indexes. With 30 holdings in each of the five sub-index baskets, the composite Index is comprised of 150 total holdings. From time to time, the Fund holdings may not precisely replicate the composite Index due to factors including, but not limited to, the availability of the holdings, liquidity, currency denominations and other market factors. As of January 31, 2017, the Fund held 120 of the 140 composite Index constituents. There are 20 additional securities in the portfolio representing similar exposure to those of the benchmark, bringing the portfolio to a total of 140 holdings. The Index generally starts with 150 total holdings during its annual reconstitution. Throughout the year, some components may be dropped from the Index if they fail to continue qualifying based on the screening methodology. Since the last component selection and reconstitution, 10 equity holdings were removed from the Index. The next annual index reconstitution is scheduled for March 31, 2017. Variance in holdings, timing of trades, costs of trade execution, management fees and other factors may lead to portfolio tracking discrepancies from the benchmark. Over the past year, using weekly data, the Fund has tracked the composite Index’s performance with 97.6% correlation.

Management’s Discussion of Fund Performance

All Fund performance is based on net asset value (NAV) and assumes the reinvestment of distributions, without regard to individual taxes or withholdings. Index returns assume reinvestment of distributions, but do not include fees. Individual performance will vary due to a number of factors, including, but not limited to, trading commissions, bid/ask spreads, premium/discounts relative to the NAV, time of trading and other potential market factors—please refer to the Fund’s prospectus for more information.

For the one-year period ending January 31, 2017, the performance of GYLD (NAV) was 24.4% while the DJGYLD was up 26.2%. Since GYLD’s inception on May 8, 2012 (first trade date) through January 31, 2017, the Fund has an annualized total return of 1.5% and the benchmark has returned 2.4%. For broad market domestic equity comparisons, the U.S. stock market, as represented by the S&P 500 Index, returned 20.0% for the one-year period through January 31, 2017. The domestic bond market ended the one-year reporting period with a modest gain of 1.5%, as represented by the Barclay U.S. Aggregate Bond Index. Returns in the international markets were also strong, with the MSCI EAFE (USD Net) equity index gaining 12.0% for the year. International bonds struggled slightly as the Barclays Global Aggregate (ex/US) Bond Index returned -2.2% for the year.

With significant exposure to energy and high yield instruments, GYLD outperformed some of the popular broad-based market benchmarks, driven partly by a rebound in master limited partnerships (MLPs), which detracted from the previous year’s performance. For the one-year period through January 31, 2017, all five of the category baskets had positive returns on a standalone basis. Rebounding energy prices and strong high yield bond markets explain the majority of the outperformance inside the portfolio. Despite a weak global bond market, the Global Corporate Bond basket actually had the largest return in the portfolio because of its focus on high yield bonds and sector exposure to energy-related bonds. The other baskets were all positive as well, with strong performance in Global Alternatives due to a focus on energy-related MLPs and Global Equity with financial and technology sector exposure. Global Real

Estate exposure was relatively strong as well on a standalone basis. The Sovereign Debt basket had the least of the positive returns, yet was still well above broad-based international bonds. It also provided the most stability to the overall composite portfolio due to the lower volatility. From an equity sector perspective, financials, technology and materials were the three strongest for the year. The remaining sectors were positive as well, with telecom, utilities and consumer staples providing the least of the positive contributions. For the fixed income portion, again, the Global Corporate Bond basket far outperformed Global Sovereign Debt, yet both were positive for the one-year period.

The Fund generally pays distributions monthly, or as needed if special distributions are required. As of the last distribution made during the reporting period on January 17, 2017 the Fund’s 30-day SEC yield was 6.83% and the 12-month distribution rate was 7.53%.

For more information about current performance, holdings or historical premiums/discounts, please visit our website at www.arrowshares.com. We are grateful for your continued confidence in our company.

Sincerely,

Joseph J. Barrato

Chief Executive Officer

Arrow Investment Advisors, LLC

February 2017

1080-NLD-372017

Arrow Dow Jones Global Yield ETF
PORTFOLIO REVIEW (Unaudited)
January 31, 2017

The Fund’s performance figures* for the periods ended January 31, 2017, as compared to its benchmark:

			Annualized
		Annualized	Since Inception** -
	One Year	Three Years	January 31, 2017
Arrow Dow Jones Global Yield ETF - NAV	24.41%	(2.64)%	1.49%
Arrow Dow Jones Global Yield ETF - Market Price	26.33%	(2.81)%	1.08%
Dow Jones Global Composite Yield Index ***	26.17%	(1.64)%	2.41%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded NAV on January 31, 2017. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.ArrowShares.com or by calling 1-877-277-6933.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception (5/2/2012) to the first day of secondary market trading shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses are 0.75% per the June 1, 2016 prospectus.

**	Commencement of trading was May 8, 2012.

***	The Dow Jones Global Composite Yield Index is constructed by equally weighting the five global high-yield index baskets, each of which is made up of 30 equally weighted components.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Financial	24.6%
Energy	20.3%
Government	19.2%
Industrial	6.8%
Communications	6.6%
Basic Materials	6.3%
Consumer, Cyclical	6.0%
Utilities	5.2%
Consumer, Non-Cyclical	3.1%
Diversified	0.8%
Other, Cash & Cash Equivalents	1.1%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS
January 31, 2017

Principal ($)		Value
	BONDS & NOTES - 38.6%
	AUTO/TRUCK PARTS & EQUIPMENT - 0.6%
610,000	Amer Axle & Manufacturing, 6.625% due 10/15/2022	$628,300

	CHEMICALS - 1.3%
630,000	The Chemours Co., 6.625%, due 5/15/2023	626,850
655,000	The Chemours Co., 7.000%, due 5/15/2025	652,708
		1,279,558
	COMMERCIAL SERVICES - 0.6%
643,000	Avis Budget Finance, Inc., 5.500%, due 4/1/2023	623,710

	DIVERSIFIED FINANCAL SERVICES - 1.3%
550,000	Ally Financial, Inc., 8.000% due 11/1/2031	653,125
670,000	Navient Corp., 5.875%, due 10/25/2024	618,075
		1,271,200
	ELECTRIC - 0.7%
810,000	Talen Energy Supply LLC, 4.600% due 12/15/2021	658,125

	ELECTRONICS - 0.7%
680,000	Ingram Micro, Inc., 4.950% due 12/15/2024	674,743

	FOREST PRODUCTS & PAPER - 0.6%
710,000	Resolute Forest Products, Inc., 5.875%, due 5/15/2023	619,475

	HEALTHCARE - SERVICES - 0.7%
643,603	Community Health Systems, Inc., 5.125% due 8/15/2018	645,614

	HOME BUILDERS - 0.7%
660,000	PulteGroup, Inc., 5.000% due 1/15/2027	649,275

	IRON & STEEL - 0.6%
635,000	Vale Overseas Ltd., 4.375%, due 1/11/2022	640,556

	MINING - 0.7%
620,000	Kinross Gold Corp., 5.950% due 3/15/2024	650,535

	OIL & GAS - 6.5%
636,000	CVR Refining LLC, 6.500%, due 11/1/2022	642,360
646,000	Ensco PLC., 4.700%, due 3/15/2021	639,476
662,000	Murphy Oil Corp., 4.700%, due 12/1/2022	650,001
660,000	Noble Holding International Ltd., 7.750% due 1/15/2024	655,875
631,000	Petrobras Global Finance BV., 4.875%, due 3/17/2020	642,989
644,000	Petrobras Global Finance BV., 6.250%, due 3/17/2024	646,576
660,000	Range Resources Corp., 4.875% due 5/15/2025	642,312
669,000	Rowan Cos Inc., 4.875%, due 6/1/2022	636,386
601,000	Southwestern Energy Co., 4.950%, due 1/23/2025	604,005

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2017

Principal ($)		Value
	OIL & GAS - 6.5% (continued)
630,000	Sunoco Finance Corp., 6.375% due 4/1/2023	$646,695
		6,406,675
	PIPELINES - 1.3%
614,000	Crestwood Midstream Partners LP, 6.250% due 4/1/2023	633,955
630,000	Enbridge, Inc., 6.000% due 1/15/2077	637,875
		1,271,830
	PRIVATE EQUITY - 0.6%
631,000	Icahn Enterprises Finance Corp., 5.875%, due 2/1/2022	631,789

	REAL ESTATE INVESTMENT TRUST (REITS) - 0.6%
640,000	MPT Finance Corp., 5.250% due 8/1/2026	628,800

	RETAIL - 1.3%
618,000	Asbury Automotive Group, Inc., 6.000% due 12/15/2024	631,905
649,000	Penske Automotive Group, Inc., 5.500% due 5/15/2026	645,755
		1,277,660
	SOVEREIGN - 19.2%
690,000	Federal Republic of Brazil, 4.875%, due 1/22/2021	718,290
757,000	Federal Republic of Brazil, 2.625%, due 1/5/2023	688,870
543,000	Federal Republic of Brazil, 4.250%, due1/7/2025	526,710
705,000	Federal Republic of Brazil, 5.625%, due 1/7/2041	659,175
578,000	Hungary, 6.375%, due 3/29/2021	647,163
586,000	Hungary, 5.375%, due 2/21/2023	638,904
432,000	Hungary, 7.625%, due 3/29/2041	602,104
495,000	Republic of Colombia, 8.125%, due 5/21/2024	623,700
599,000	Republic of Colombia, 6.125%, due 1/18/2041	663,393
499,000	Republic of Panama, 7.125%, due 1/29/2026	624,998
589,000	Republic of Peru, 4.125%, due 8/25/2027	623,604
575,000	Republic of Peru, 5.625%, due 11/18/2050	664,125
660,000	Republic of Poland, 5.000%, due 3/23/2022	719,532
581,000	Republic of Poland, 4.000%, due 1/22/2024	599,592
610,000	Republic of Poland, 3.250%, due 4/6/2026	591,139
585,000	Republic of South Africa, 5.500%, due 3/9/2020	623,418
625,000	Republic of South Africa, 5.875%, due 5/30/2022	685,746
639,000	Republic of South Africa, 4.665%, due 1/17/2024	645,869
507,000	Republic of South Africa, 5.875%, due 9/16/2025	546,566
637,000	Republic of South Africa, 6.250%, due 3/8/2041	713,440
579,000	Republic of Turkey, 7.000%, due 3/11/2019	614,892
650,000	Republic of Turkey, 7.500%, due 11/7/2019	705,250
672,000	Republic of Turkey, 5.625%, due 3/30/2021	691,622
639,000	Republic of Turkey, 3.250%, due 3/23/2023	570,480
605,000	Republic of Turkey, 6.000%, due 1/14/2041	564,968
725,000	State of Israel, 2.875%, due 3/16/2026	710,929
545,000	State of Isreal, 4.500%, due 1/30/2043	552,085
625,000	United Mexican States, 3.625%, due 3/15/2022	630,938
657,000	United Mexican States, 4.000%, due 10/2/2023	661,271

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2017

Principal ($)		Value
	SOVEREIGN - 19.2% (continued)
662,000	United Mexican States, 4.750%, due 3/8/2044	$607,385
		19,116,158
	TELECOMMUNICATIONS - 0.6%
613,000	Alcatel-Lucent USA, Inc., 6.450% due 3/15/2029	639,298

	TOTAL BONDS & NOTES (Cost $36,804,760)	38,313,301

Shares
	COMMON STOCKS - 41.7%
	BANKS - 0.7%
32,049	National Australia Bank Ltd.	737,929

	COMMERCIAL SERVICES - 0.8%
43,863	RR Donnelley & Sons Co.	752,250

	ELECTRIC - 3.6%
42,928	CEZ AS	736,364
232,815	EDP - Energias de Portugal SA	676,310
56,099	Engie SA	670,829
46,078	Fortum OYJ	736,491
14,990,130	Unipro PJSC	704,823
		3,524,817
	ELECTRONICS - 0.7%
701,920	Synnex Technology International Corp.	730,001

	ENTERTAINMENT - 0.7%
84,454	OPAP SA	748,410

	HOLDING COMPANIES - DIVERSIFIED - 0.8%
175,600	Keppel Corp Ltd.	769,060

	INSURANCE - 1.5%
92,356	Powszechny Zaklad Ubezpieczen SA	812,530
7,466	Swiss Re AG	696,958
		1,509,488
	IRON/STEEL - 1.5%
485,960	Eregli Demir ve Celik Fabrikalari TAS	747,859
36,880	Russel Metals, Inc.	763,766
		1,511,625
	LODGING - 0.8%
922,403	SJM Holdings Ltd.	737,033

	MACHINERY - DIVERSIFIED - 0.7%
35,314	Turk Traktor ve Ziraat Makineleri AS	735,211

	MEDIA - 0.7%
37,980	Vivendi SA	695,303

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2017

Shares		Value
	MINING - 0.7%
42,837	MMC Norilsk Nickel PJSC- ADR	$692,674

	OIL & GAS - 2.7%
284,946	SandRidge Permian Trust	968,816
167,483	Surgutneftegas OJSC - ADR	952,141
31,095	Woodside Petroleum Ltd	744,998
		2,665,955
	REAL ESTATE - 2.0%
919,261	Argosy Property Ltd.	690,852
155,955	Atrium European Real Estate Ltd.	670,710
1,577,682	SA Corporate Real Estate Ltd.	667,121
		2,028,683
	REAL ESTATE INVESTMENT TRUSTS (REITS) - 17.8%
69,376	Artis Real Estate Investment Trust	651,323
83,488	Ashford Hospitality Trust, Inc.	634,509
11,580	Befimmo SA	635,362
290,446	BWP Trust	643,837
1,742,000	Cambridge Industrial Trust	698,630
26,068	Care Capital Properties, Inc.	644,140
56,804	CBL & Associates Properties, Inc.	616,323
205,040	Charter Hall Retail REIT	658,425
5,729	Cofinimmo SA	642,970
64,330	Crombie Real Estate Investment Trust	664,641
7,515	Fonciere Des Regions	625,759
50,337	Franklin Street Properties Corp.	641,797
738,400	Frasers Commercial Trust	657,788
775,762	Goodman Property Trust	713,830
38,647	H&R Real Estate Investment Trust	668,745
20,509	Hospitality Properties Trust	638,445
184,864	Investa Office Fund	631,528
668,572	Kiwi Property Group Ltd.	708,335
922,600	Mapletree Logistics Trust	687,628
32,652	Mercialys SA	639,754
1,638,337	Prosperity REIT	665,102
35,174	Senior Housing Properties Trust	670,065
1,247,200	Starhill Global REIT	677,249
568,100	Suntec Real Estate Investment Trust	697,624
16,740	Vastned Retail NV	618,077
63,073	Washington Prime Group, Inc.	608,654
14,648	Wereldhave NV	641,911
		17,682,451
	TELECOMMUNICATIONS - 5.2%
29,436	CenturyLink, Inc.	761,215
78,194	Mobile TeleSystems PJSC-ADR	818,691
561,014	Orange Polska SA	757,180
294,337	Spark New Zealand Ltd.	757,486

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2017

Shares		Value
	TELECOMMUNICATIONS - 5.2% (continued)
191,022	Telstra Corp Ltd.	$725,072
482,252	Turk Telekomunikasyon AS	719,159
52,385	VTech Holdings Ltd.	651,492
		5,190,295
	TRANSPORTATION - 0.8%
1,412,559	Wan Hai Lines Ltd.	784,104

	TOTAL COMMON STOCKS (Cost $43,407,702)	41,495,289

	MASTER LIMITED PARTNERSHIPS - 18.6%
	CHEMICALS - 0.9%
140,864	CVR Partners LP	894,486

	COAL - 3.5%
29,938	Alliance Holdings GP LP	896,943
122,796	Foresight Energy LP	865,712
26,137	Natural Resource Partners LP	956,614
44,052	SunCoke Energy Partners LP	724,655
		3,443,924
	COMMERCIAL SERVICES - 1.0%
96,458	Stonemor Partners LP	1,037,888

	GAS - 0.9%
46,638	Global Partners LP	939,756

	OIL & GAS - 2.6%
85,594	Alon USA Partners LP	851,660
423,954	EV Energy Partners LP	826,710
512,254	Memorial Production Partners LP	88,722
207,406	Seadrill Partners LLC	842,068
		2,609,160
	OIL & GAS SERVICES - 1.0%
55,152	Archrock Partners LP	964,609

	PIPELINES - 2.9%
49,958	American Midstream Partners LP	914,232
35,136	Crestwood Equity Partners LP	964,483
17,598	NuStar Energy LP	973,345
		2,852,060
	RETAIL - 1.9%
131,663	Ferrellgas Partners LP	992,739
29,311	Suburban Propane Partners LP	885,778
		1,878,517

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2017

Shares		Value
	TRANSPORTATION - 3.9%
271,592	Capital Product Partners LP	$1,002,175
36,588	Golar LNG Partners LP	906,651
48,513	Martin Midstream Partners LP	943,578
171,065	Teekay Offshore Partners LP	993,888
		3,846,292

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $17,969,127)	18,466,692

	TOTAL INVESTMENTS - 98.9% (Cost $98,181,589)(a)	$98,275,282
	OTHER ASSETS LESS LIABILITIES - 1.1%	1,080,630
	NET ASSETS - 100.0%	$99,355,912

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $105,979,886 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$7,979,121
Unrealized Depreciation:	(15,683,725)
Net Unrealized Depreciation:	$(7,704,604)

ADR - American Depositary Receipt

LLC - Limited Liability Corporation

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2017

ASSETS
Investment securities:
At cost	$98,181,589
At value	$98,275,282
Foreign cash (cost $701,109)	722,402
Prepaid expenses	2,662
Dividends and interest receivable	736,552
TOTAL ASSETS	99,736,898

LIABILITIES
Due to custodian	331,583
Investment advisory fees payable	49,403
TOTAL LIABILITIES	380,986
NET ASSETS	$99,355,912

Net Assets Consist Of:
Paid in capital	$162,721,471
Accumulated net investment loss	(2,146,448)
Accumulated net realized loss from investments and foreign currency transactions	(61,371,211)
Net unrealized appreciation of investments and foreign currency translations	152,100
NET ASSETS	$99,355,912

Net Asset Value Per Share:
Net Assets	$99,355,912
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,250,000
Net asset value (Net Assets ÷ Shares Outstanding)	$18.92 (a)

(a)	The NAV shown above differs from the traded NAV on January 31,2017 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2017

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $260,976)	$4,278,205
Interest	2,418,034
TOTAL INVESTMENT INCOME	6,696,239

EXPENSES
Investment advisory fees	735,133
TOTAL EXPENSES	735,133
NET INVESTMENT INCOME	5,961,106

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on:
In-kind redemptions	(384,939)
Investments	(12,313,113)
Foreign currency transactions	(64,381)
(12,762,433)
Net change in unrealized appreciation on:
Investments	26,873,556
Foreign currency translations	80,042
26,953,598
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	14,191,165

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,152,271

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	January 31, 2017	January 31, 2016
FROM OPERATIONS
Net investment income	$5,961,106	$12,355,286
Net realized loss on investments and foreign currency transactions	(12,762,433)	(50,308,988)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	26,953,598	(13,456,937)
Net increase (decrease) in net assets resulting from operations	20,152,271	(51,410,639)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,413,580)	(10,722,166)
From return of capital	(747,833)	(3,319,252)
Net decrease in net assets resulting from distributions to shareholders	(7,161,413)	(14,041,418)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	7,048,456	74,724,145
Cost of shares redeemed	(7,993,747)	(82,320,467)
Net decrease in net assets resulting from shares of beneficial interest	(945,291)	(7,596,322)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,045,567	(73,048,379)

NET ASSETS
Beginning of Year	87,310,345	160,358,724
End of Year*	$99,355,912	$87,310,345
* Includes undistributed net investment income (loss) of:	$(2,146,448)	$320,457

SHARE ACTIVITY
Shares sold	375,000	3,000,000
Shares redeemed	(450,000)	(4,275,000)
Net decrease in shares of beneficial interest outstanding	(75,000)	(1,275,000)

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year	For the Year	For the Year	For the Year		For the Period
	Ended	Ended	Ended	Ended		Ended
	January 31, 2017	January 31, 2016	January 31, 2015	January 31, 2014		January 31, 2013 (1)
Net asset value, beginning of period	$16.40	$24.30	$25.70	$26.79		$25.00
Activity from investment operations:
Net investment income (2)	1.12	1.53	1.52	1.51		1.02
Net realized and unrealized gain (loss) on investments and foreign currency	2.74	(7.71)	(1.03)	(1.00)		1.85
Total from investment operations	3.86	(6.18)	0.49	0.51		2.87
Less distributions from:
Net investment income	(1.20)	(1.25)	(1.43)	(1.23)		(1.00)
Net realized gains	—	—	—	—		(0.08)
Return of capital	(0.14)	(0.47)	(0.46)	(0.37)		—
Total distributions	(1.34)	(1.72)	(1.89)	(1.60)		(1.08)
Net asset value, end of period	$18.92	$16.40	$24.30	$25.70	(8)	$26.79	(8)
Total return (6)	24.34%	(26.97)%	1.57%	1.94	% (8)	11.87	% (4)(7)(8)
Net assets, at end of period (000s)	$99,356	$87,310	$160,359	$94,447		$34,158
Ratio of gross expenses to average net assets	0.75%	0.75%	0.75%	0.75%		0.90	% (3)
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75%		0.75	% (3)
Ratio of net investment income to average net assets	6.11%	6.97%	5.73%	5.78%		5.42	% (3)
Portfolio Turnover Rate (5)	74%	90%	87%	61%		46	% (4)

(1)	The Arrow Dow Jones Global Yield ETF shares commenced operations on May 2, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.

(3)	Annualized.

(4)	Not Annualized.

(5)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (Note 5)

(6)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period.

(7)	Represents total return based on net asset values per share from commencement of investment operations on May 2, 2012 through January 31, 2013. Total return based on net asset values per share from commencement of trading on the NYSE Arca on May 8, 2012 to January 31, 2013 was 14.05%.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS
January 31, 2017

1.	ORGANIZATION

The Arrow Dow Jones Global Yield ETF (the “Fund”) is a diversified series of shares of beneficial interest of Arrow ETF Trust, (formerly Northern Lights ETF Trust) (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 29, 2011, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Global Yield Index (the “Index”). The investment objective is non-fundamental. The Fund commenced operation on May 2, 2012.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if Arrow Investment Advisors, LLC (the “Adviser”) believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2017

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2017 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Bonds & Notes	$—	$38,313,301	$—	$38,313,301
Common Stocks	41,495,289	—	—	41,495,289
Master Limited Partnerships	18,466,692	—	—	18,466,692
Total	$59,961,981	$38,313,301	$—	$98,275,282

There were no transfers into or out of Level 1 and Level 2 during the current year. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting year.

The Fund did not hold any Level 3 securities during the year.

*	See Portfolio of Investments for industry classification.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2017

In accordance with the Fund’s investment objectives, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Real Estate Investment Risk (REIT) – Investments in securities of real estate companies involve risks including, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, which are paid by their shareholders. Further, the failure of a company to qualify as a REIT or comply with applicable federal tax requirements could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”) which are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the roughly ninety MLPs in existence, fifty are eligible for inclusion in the Alerian MLP Index, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2017

basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Monthly distributions in excess of ordinary taxable income are treated as returns of capital. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended January 31, 2014 to January 31, 2016, or expected to be taken in the Fund’s January 31, 2017 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions, gains and losses on the purchase and sale of foreign currencies and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2017

3.	INVESTMENT TRANSACTIONS

For the year ended January 31, 2017, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $71,105,204 and $71,250,404, respectively.

For the year ended January 31, 2017, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $0 and $2,264,941, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. The Adviser serves as the Fund’s Investment Adviser pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Trust has entered into a Global Custody Agreement with Brown Brothers Harriman & Co. to serve as custodian and to act as transfer and shareholder services agent. The Trust has also entered into an Underwriting Agreement with Northern Lights Distributors, LLC to serve as the principal underwriter and distributor for the Trust.

Pursuant to the Advisory Agreement, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a unitary management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Adviser for providing service for the Fund. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, acquired fund fees and expenses, and Independent Trustees’ fees, except for payments under the Fund’s 12b-1 plan, brokerage expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto). The Adviser, and not the Fund’s shareholders, would benefit from any reduction in fees paid for third-party services, including reductions based on increases in net assets.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2017

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 75,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets. For the year ended January 31, 2017, the Fund received $31,700 and $71,498 in fixed fees and variable fees, respectively.

The Transaction Fees for the Fund are listed in the table below:

	Fixed Fee	Variable Charge
Fund	$3,170	2.00%*

*   The maximum Transaction Fee may be up to 2.00% of the amount invested.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2017	January 31, 2016
Ordinary Income	$6,413,580	$10,722,166
Return of Capital	747,833	3,319,252
	$7,161,413	$14,041,418

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2017

As of January 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
$—	$—	$—	$(55,719,362)	$—	$(7,646,197)	$(63,365,559)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net investment income (loss) and accumulated net realized loss from investments and foreign currency transactions is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and tax adjustments for real estate investment trusts, partnerships and C-Corporation return of capital distributions.

At January 31, 2017, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total
$23,784,488	$31,934,874	$55,719,362

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency losses and tax adjustments for passive foreign investment companies, real estate investment trusts, partnerships, realized gain (loss) on in-kind redemptions, and C-Corporation return of capital distributions, resulted in reclassification for the year ended January 31, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(699,697)	$(2,014,431)	$2,714,128

7.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2017

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Distributions: The Fund’s Board declared the following distributions after January 31, 2017:

Distribution Per Share	Record Date	Payable Date
$0.0808	2/21/2017	2/27/2017
$0.0760	3/20/2017	3/27/2017

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Arrow ETF Trust

and the Shareholders of Arrow Dow Jones Global Yield ETF

We have audited the accompanying statement of assets and liabilities of Arrow Dow Jones Global Yield ETF, a series of shares of beneficial interest in Arrow ETF Trust, (the “Fund”) including the portfolio of investments, as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period May 2, 2012 (commencement of operations) to January 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Arrow Dow Jones Global Yield ETF as of January 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period May 2, 2012 to January 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

April 3, 2017

Arrow Dow Jones Global Yield ETF
EXPENSE EXAMPLES (Unaudited)
January 31, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including a unitary management fee and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2016 through January 31, 2017.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expenses Ratio
	Account Value	Account Value	During Period*	During Period**
	8/1/16	1/31/17	8/1/16 – 1/31/17	8/1/16 – 1/31/17
Actual	$1,000.00	$1,021.80	$3.81	0.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.37	$3.81	0.75%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

**	Annualized.

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)
January 31, 2017

Renewal of the Investment Advisory Agreement between AET and Arrow Investment Advisors, LLC

At an in person meeting held September 22, 2016, the Board of Trustees (the “Board”) including the Trustees who are not “interested persons”, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Arrow ETF Trust (the “Trust”), and Arrow Investment Advisors, LLC (the “Adviser”) with respect to the Arrow Dow Jones Global Yield ETF (the “DJ ETF”). In its consideration of the renewal of the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by the Adviser to the Trust. The Board noted that there was strong communication between the Adviser and the Board. It was noted that there were no material compliance issues since the last renewal and that the Adviser continued to expand its relationships with registered investment advisers and broker dealers to benefit shareholders. The Board finally noted that the Adviser had reported no litigation or administrative actions during the last 12 months. It was the consensus of the Trustees that they were satisfied with the nature, extent and quality of the services provided to the Trust under the Agreement.

Fees and Expenses. The Board reviewed information regarding the advisory fee noting that the Adviser charges 0.75% for advisory services, which compares favorably to the peer group average of 0.74%, and appears reasonable compared to the Morningstar average fee of 0.59%. It also discussed that, because the Adviser pays nearly all expenses of the Fund, the Fund’s total fees are highly competitive. The Board concluded that the advisory fee is reasonable.

Performance. The Board considered the Adviser’s past performance in connection with the Fund. The Board compared the Fund’s performance to the funds in the adviser selected peer group. It noted that the Fund had a total return of 15.32% for the year-to-date period ended August 31, 2016, as compared to the average total return of 8.87% for all funds in the peer group, 10.62% for all ETFs in the peer group and 7.90% for all mutual funds in the peer group. The Board further noted that the Fund had since inception returns of 1.28%. For the 12-month period ended August 31, 2016, the Fund had returns of 0.00% as compared to the average of 6.21% for all funds in the peer group, 6.72% for all ETFs in the peer group and 5.94% for all mutual funds in the peer group. The Board concluded that they were pleased with the Fund’s performance.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of DJ ETF and whether there is potential for realization of any further economies of scale. It reviewed the Adviser’s projections for asset growth for DJ ETF. The Adviser stated that DJ ETF’s growth is similar to the growth of other ETF’s.

Profitability. The Board reviewed Arrow’s estimated profits from its service to DJ ETF, which was provided in the Board materials. The Board materials also contained Arrow’s Consolidated

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2017

Financial Statements, and the Trustees discussed the Adviser’s financial condition. The Board concluded that the modest profits were still reasonable at this time.

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Advisory Agreement.

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, unless otherwise noted.

Independent Trustees

Name, Year of Birth and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee[1]	Other Directorships Held During the Past 5 Years
Robert S. Andrialis Year of Birth: 1944	Trustee	Since March 2014	Currently Independent Consultant; Formerly President, Secured Growth Quantitative Research, 2011–2014; Independent Consultant 2010-2011.	8	Arrow Investments Trust (since September 2011)
Paul Montgomery Year of Birth: 1953	Trustee	Indefinite/ Since Sept. 2011	Director of Research Scotia Partners, LLC, since 2012; Managing Member, Theta Investment Research, LLC, 2003-2012.	8	Arrow Investments Trust (since March 2014)
Thomas T. Sarkany Year of Birth: 1946	Trustee	Since March 2014	Founder and President, TTS Consultants, LLC, 2010 – present.	8	Arrow Investments Trust (since September 2011)Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981); Trustee, Northern Lights Fund Trust IV (since July 2015)

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2017

Interested Trustees and Officers

Name, Year of Birth and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee[1]	Other Directorships Held During the Past 5 Years
Joseph Barrato[2] Year of Birth: 1965	Trustee, President & Principal Executive Officer	Indefinite term as Trustee, 1- year renewable term as officer (since Sept. 2011)	Founder and Chief Executive Officer, Arrow (since 2006).	8	Arrow Investments Trust (since 2012)
Christopher Lewis Year of Birth: 1970	Chief Compliance Officer	1 year renewable term (since September 2016)	Chief Compliance Officer of Fund Complex[1] (2016-present); Of Counsel, Paxton Law Group (2014-2015), General Counsel and CCO, Eaglewood Capital Management (2013-2014), General Counsel and Director, Alaric Compliance Services (2009-2013).	N/A	N/A
Jake Griffith Year of Birth: 1978	Secretary	1 year renewable term (since Sept. 2011)	Founder and President, Director of Sales, Arrow (since 2006).	N/A	N/A
Sam Singh 80 Arkay Dr. Hauppauge, NY 11788 Year of Birth: 1976	Principal Financial Officer and Treasurer	1-year renewable term (since Oct. 2013)	Vice President, GFS (since January 2015); Assistant Vice President, GFS (since 2011-2014); Vice President of Fund Administration; BNY Mellon (2007-2011).	N/A	N/A
Dawn M. Dennis 80 Arkay Dr. Hauppauge, NY 11788 Year of Birth: 1966	Assistant Secretary	1 year renewable term (since June 2013)	Senior Paralegal, GFS (since May 2013), Paralegal (from July 2011 through April 2013).	N/A	N/A

1	The “Fund Complex” includes Arrow Investments Trust, a registered management investment company, in addition to the Trust.

2	Joseph Barrato is considered to be an “interested person” of the Arrow ETF Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment Advisor to the Trust, Arrow Investment Advisors, LLC.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-277-6933.

PRIVACY NOTICE

FACTS	WHAT DOES ARROW ETF TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow ETF Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Arrow ETF Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-277-6933

Who we are
Who is providing this notice?	Arrow ETF Trust
What we do
How does Arrow ETF Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow ETF Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Arrow ETF Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Arrow ETF Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Arrow ETF Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-277-6933.

INVESTMENT ADVISOR
Arrow Investment Advisors, LLC
6100 Chevy Chase Drive
Suite 100
Laurel, MD 20707

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Andrialis is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $14,000

2015 - $13,500

(b)	Audit-Related Fees

2016 - None

2015 – None

(c)	Tax Fees

2016 - $ 2,500

2015 - $ 2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2016 2015

Audit-Related Fees: 0.00% 0.00%

Tax Fees: 0.00% 0.00%

All Other Fees: 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $2,500

2015 - $2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which Shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow ETF Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 4/13/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 4/13/17

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 4/13/17